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                                                                    EXHIBIT 99.1


PROXY
                              CKE RESTAURANTS, INC.

          -------------------------------------------------------------

                     SOLICITED BY THE BOARD OF DIRECTORS OF
          CKE RESTAURANTS, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of CKE Restaurants, Inc. ("CKE") hereby appoints William P. Foley, II, and Dennis J. Lacey and each of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of CKE which the undersigned is entitled to vote at the Special Meeting of Stockholders of CKE to be held at Fess Parker's Doubletree Resort Santa Barbara on February 28, 2002 at 10:00 a.m. and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF CKE AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING.

The Board of Directors recommends a vote "FOR" Proposal 1.

This proxy may be revoked at any time before it is voted by: (i) filing with Dennis J. Lacey, Chief Financial Officer of CKE at or before the special meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to Mr. Lacey at or before the special meeting; or (iii) attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute revocation of this proxy).

The undersigned acknowledges receipt from CKE, prior to the execution of this proxy, of notice of the special meeting and a joint proxy statement/prospectus.

                   (Continued and to be signed on other side)

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                            * FOLD AND DETACH HERE *



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                                                             Please mark
                                                             your votes as   [X]
                                                             indicated in
                                                             this example.


                                           FOR    AGAINST    ABSTAIN

1.  To approve the Agreement and Plan of   [ ]      [ ]        [ ]         2.  To transact such other business as
    Merger dated as of December 20,                                           may properly come before the
    2001 and amended as of January 24,                                         meeting.
    2002, by and between CKE Restaurants,
    Inc. and Santa Barbara Restaurant                                      DO YOU PLAN TO ATTEND THE MEETING?   YES   NO
    Group, Inc., and the transactions                                                                           [ ]   [ ]
    contemplated thereby, including the
    issuance of shares of CKE common                                       When signing as attorney, executor,
    stock in the merger.                                                   officer, administrator, trustee or
                                                                           guardian, please give full title. If
                                                                           more than one trustee, all should sign.
                                                                           All joint owners must sign.



Signature(s)                                          Dated:              , 2002
            ------------------------------------            --------------

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

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                            * FOLD AND DETACH HERE *

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


----------------------------------       ----------------------------         --------------------

            Internet                              Telephone                          Mail
    http://www.eproxy.com/ckr                  1-800-435-6710

Use the Internet to vote your       OR   Use any touch-tone             OR      Mark, sign and
proxy.  Have your proxy card in          telephone to vote your                 date your proxy
hand when you access the web             proxy.  Have your proxy                card and return
site.  You will be prompted to           card in hand when you                  it in the enclosed
enter your control number,               call.  You will be                     postage-paid
located in the box below, to             prompted to enter your                 envelope.
create and submit an electronic          control number, located in
ballot.                                  the box below, and then
                                         follow the directions
                                         given.
----------------------------------       ----------------------------         --------------------

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.